Filed pursuant to Rule 497(e)
Registration Nos. 333-62298; 811-10401

Jensen Quality Value Fund (the “Fund”)
A series of Trust for Professional Managers

Supplement dated May 17, 2021 to the
Class J Shares and Class I Shares Prospectus
and the Class Y Shares Prospectus (together, the “Prospectuses), and the Statement of Additional Information
each dated September 30, 2020
_____________________________________________________________________________________

This supplement makes the following amendments to disclosures in the Funds’ Prospectuses, Summary Prospectuses and SAI dated September 30, 2020, as supplemented:

Effective May 14, 2021, Mr. Jorge E. Rivas, a Portfolio Manager for the Fund, has resigned from Jensen Investment Management, Inc. Accordingly, all references to Mr. Rivas as a Portfolio Manager in the Fund’s Prospectuses, Summary Prospectuses and SAI are hereby removed. Mr. Eric H. Schoenstein, Mr. Kurt M. Havnaer, Mr. Adam D. Calamar and Ms. Tyra S. Pratt continue to serve as Portfolio Managers of the Fund.

Please retain this supplement for future reference.